UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2009

Commission File Number: 0-07914

BASIC EARTH SCIENCE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	84-0592823
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

633 17th Street, Suite 1645 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 296-3076
(Registrant telephone including area code)

Check the appropriate item below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Items

  On January 14, 2009, FieldPoint Petroleum Corporation (Amex: FPP - News) announced that it will commence an exchange offer for a minimum of 51% and a maximum of 100% of the outstanding shares of the common stock of Basic Earth Science Systems, Inc. The exchange ratio that FieldPoint has disclosed is one share of FieldPoint common stock for every two (2) shares of Basic common stock. The possible exchange offer is subject to a number of conditions stated in FieldPoint's press release, which may or may not occur. Fieldpoint did not have any substantive communications with Basic Earth before issuing its press release. The Company issued a press release commenting on Fieldpoint's exchange offer, and a copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 - Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 15, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BASIC EARTH SCIENCE SYSTEMS, INC.

Date: January 20, 2009	By: /s/ Ray Singleton
Ray Singleton, President